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                                                                    EXHIBIT 99.1

                            CREDIT DEPOT CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)


                                                                         March 31, 1998
                                                         ------------------------------------------------
                                                            Actual          Adjustments*      Pro Forma
                                                         ------------       ------------     ------------
ASSETS
Loans receivable
  Consumer, collateralized by real estate                $ 11,543,716                        $ 11,543,716
  Allowance for credit losses                                (267,352)                           (267,352)
                                                         ------------                        ------------
Net loans receivable                                       11,276,364                          11,276,364
Cash                                                          135,129                             135,129
Cash subject to withdrawal restrictions                     1,449,490                           1,449,490
Property and equipment, net                                   360,005                             360,005
Real estate held for resale                                    37,944                              37,944
Other assets:
Receivables due from related parties                           16,073                              16,073
Prepaid expenses and other assets                             282,479                             282,479
Servicing asset                                                45,596                              45,596
Interest-only strips receivable                             4,822,628                           4,822,628
Accrued interest receivable                                   123,458                             123,458
Deferred financing costs                                      420,917           (172,000)         248,917
Goodwill                                                      850,105                             850,105
                                                         ------------       ------------     ------------
TOTAL ASSETS                                             $ 19,820,188           (172,000)    $ 19,648,188
                                                         ============       ============     ============
LIABILITIES
Convertible notes                                           4,770,000         (2,100,000)       2,670,000
Warehouse line of credit                                   10,417,514                          10,417,514
Advance on interest-only strips receivable                  2,028,219                           2,028,219
Other borrowings                                              500,000                             500,000
Accounts payable                                              328,232                             328,232
Accrued liabilities                                           248,621                             248,621
Dividends payable                                              46,035                              46,035
                                                         ------------       ------------     ------------
Total Liabilities                                          18,338,621         (2,100,000)      16,238,621
STOCKHOLDERS' EQUITY
Series "B" Preferred Stock, $.001 par value: 60,000                17                                  17
shares authorized, 16,740 shares outstanding at
March 31, 1998
Series "C" Preferred Stock, $.001 par value: 34,000                --                 21               21
shares authorized, 21,000 shares issued
Common stock, $.001 par value: 35,000,000 shares                5,749                               5,749
authorized, 5,748,575 shares outstanding at March
31, 1998
Additional paid-in capital                                 29,602,597          3,848,979       33,451,576
Accumulated deficit                                       (28,126,796)        (1,921,000)     (30,047,796)
                                                         ------------       ------------     ------------
TOTAL STOCKHOLDERS' EQUITY                                  1,481,567          1,928,818        3,410,385
                                                         ------------       ------------     ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 19,820,188           (172,000)    $ 19,648,188
                                                         ============       ============     ============

                   * As detailed in Item 5, Other Information



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                            CREDIT DEPOT CORPORATION
     CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                             ACTUAL Period Ended                            PRO FORMA Period Ended
                                               March 31, 1998                                 March 31, 1998
                                         ----------------------------                 --------------------------------

                                         Three Months     Nine Months    Adjustments*     Three Months     Nine Months
                                         ------------    ------------    ------------     ------------     -----------
REVENUES:
  Finance income and fees earned          ($1,347,981)      ($473,399)                     ($1,347,981)      ($473,399)
  Gain on sale of receivable                1,108,938       3,032,203                        1,108,938       3,032,203
  Other                                         2,232           2,530                            2,232           2,530
                                         ------------    ------------                     ------------     -----------
                                             (236,811)      2,561,334                         (236,811)      2,561,334
EXPENSES:
Salaries and employee benefits              1,127,799       3,570,180                        1,127,799       3,570,180
legal and professional fees                   201,873         486,734                          201,873         486,734
Other operating expenses                      611,698       2,074,365                          611,698       2,074,365
Provision for credit losses                   108,750         271,875                          108,750         271,875
Debt conversion expense                             -       5,576,000       1,749,000        1,749,000       7,325,000
Interest expense and amortization
of financing costs                            493,186       2,328,135         172,000          665,186       2,500,135
                                         ------------    ------------    ------------     ------------     -----------
                                            2,543,306      14,307,289       1,921,000        4,464,306      16,228,289
                                         ------------    ------------    ------------     ------------     -----------
Loss before provision for income
taxes                                      (2,780,117)    (11,745,955)     (1,921,000)      (4,701,117)    (13,666,955)
Provision for income taxes                          -               -               -                -               -
                                         ------------    -------------   ------------     ------------    ------------
NET LOSS                                  ($2,780,117)   ($11,745,955)    ($1,921,000)     ($4,701,117)   ($13,666,955)
                                         ------------    ------------    ------------     ------------    ------------
Induced conversion of preferred
stock                                               -       3,584,700                                -       3,584,700
Dividends on preferred stock                   46,035         317,744                           46,035         317,744
                                         ------------    ------------                     ------------    ------------
NET LOSS ATTRIBUTABLE TO COMMON
SHAREHOLDERS                              ($2,826,152)   ($15,648,399)    ($1,921,000)     ($4,747,152)   ($17,569,399)
                                         ============    ============    ============     =============   ============
Net loss per share of common
stock                                          ($0.49)         ($3.82)                          ($0.49)         ($3.82)
                                               ======          ======                           ======          ======
Net loss per share of common
stock, diluted                                 ($0.49)         ($3.82)                          ($0.49)         ($3.82)
                                               ======          ======                           ======          ======
Weighted average shares
outstanding                                 5,731,635       4,096,719                        5,731,635       4,096,719
                                            =========       =========                        =========       =========
Weighted average shares                    10,915,310       9,142,593                       10,915,310       9,142,593
outstanding, diluted                       ==========       =========                       ==========       =========

                    * As detailed in Item 5, Other Information


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